AQR FUNDS

Supplement dated March 15, 2019 (“Supplement”)

to the Class I Shares and Class N Shares Summary Prospectus

and the Class R6 Shares Summary Prospectus,

each dated May 1, 2018, as amended (the “Summary Prospectuses”),

of the AQR Equity Market Neutral Fund (the “Fund”)

This Supplement updates certain information contained in the Summary Prospectuses. Please review this important information carefully. You may obtain copies of the Fund’s Summary Prospectuses, Prospectuses and Statement of Additional Information free of charge, upon request, by calling (866) 290-2688, or by writing to AQR Funds, P.O. Box 2248, Denver, CO 80201-2248.

Effective immediately, the AQR Equity Market Neutral Fund is no longer closed to new investors. Accordingly, all references in the Summary Prospectuses to the AQR Equity Market Neutral Fund being closed to new investors are hereby deleted in their entirety from the Summary Prospectuses.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE